UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2010 (November 14, 2010)

HALLADOR ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Colorado	0-14731	84-1014610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver Colorado	80264-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8:01: Other Events

Dry Hole

During the fourth quarter, we participated in the drilling of an exploratory gas well in Michigan.  Savoy Energy, of which we own a 45% interest, was the operator and also has a small interest in the well.  Unfortunately on Sunday, November 14, we were notified that the well was a dry hole. Accordingly, we will incur a pre-tax expense of about $1 million to be recognized in the fourth quarter of this year.

We do not expect to participate in any more significant exploratory drilling for the remainder of the year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2010	HALLADOR ENERGY COMPANY By:/S/W. ANDERSON BISHOP W. Anderson Bishop, CFO